                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 8, 2003
                                                           -------------


                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        1-12107                      31-1469076
--------------                 ----------------             ------------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

         (a) and (b)       Not applicable.

         (c)      Exhibits:


Exhibit No.     Description
-----------     -----------
    99          News Release issued by Abercrombie & Fitch Co. on May 8, 2003


Item 9.  Regulation FD Disclosure.

         On May 8, 2003, Abercrombie & Fitch Co. (the "Company") issued a news release reporting net sales for the four-week period ended May 3, 2003 and the fiscal year-to-date. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.




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                          signature on following page.]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ABERCROMBIE & FITCH CO.


Dated: May 8, 2003                        By: /s/ Wesley S. McDonald
                                             ---------------------------------
                                             Wesley S. McDonald
                                             Vice President-Chief Financial
                                             Officer

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                                Dated May 8, 2003

                             Abercrombie & Fitch Co.


Exhibit No.       Description
-----------       -----------
    99            News Release issued by Abercrombie & Fitch Co. on May 8, 2003